UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2024

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern,
Pennsylvania
19355
(Address of Principal
Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $0.01 par value per share, of CubeSmart	CUBE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company (CubeSmart) ☐

Emerging Growth Company (CubeSmart, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CubeSmart ☐

CubeSmart, L.P. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of shareholders of CubeSmart (the “Company”) was held on May 21, 2024. At the meeting, the Company’s shareholders voted on: (1) the election of nine trustees, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024 and (3) an advisory vote regarding the compensation of the Company’s named executive officers. The voting results on these proposals were as follows:

Proposal 1: Election of nine trustees.

	Votes For	Withheld	Broker Non-Votes
Piero Bussani	192,488,630	9,883,311	11,524,551
Jit Kee Chin	201,521,257	850,684	11,524,551
Dorothy Dowling	198,578,966	3,792,975	11,524,551
John W. Fain	198,070,873	4,301,068	11,524,551
Jair K. Lynch	199,774,732	2,597,209	11,524,551
Christopher P. Marr	200,472,306	1,899,635	11,524,551
Deborah Ratner Salzberg	198,147,451	4,224,490	11,524,551
John F. Remondi	195,948,242	6,423,699	11,524,551
Jeffrey F. Rogatz	196,725,976	5,645,965	11,524,551

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes For	Votes Against	Abstentions
204,462,956	9,287,548	145,988

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
189,888,770	12,265,532	217,639	11,524,551

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer and Secretary
Date: May 21, 2024

CUBESMART, L.P.

By CUBESMART, its general partner

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer and Secretary

Date: May 21, 2024